American Century Quantitative Equity Funds, Inc. Prospectus Supplement Equity Growth 130/30 Fund
Supplement dated December 11, 2010 ¡ Prospectus dated November 1, 2010

The following replaces the Portfolio Managers section on page 4 of the prospectus.

Portfolio Managers

William Martin, CFA, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2008.

Claudia Musat, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2008.

The following replaces The Fund Management Team section on page 8 of the prospectus.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

William Martin

Mr. Martin, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2008. He joined American Century Investments in 1989 and became a portfolio manager in 1991. He has a bachelor’s degree in economics from the University of Illinois. He is a CFA charterholder.

Claudia Musat

Ms. Musat, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2008. She joined American Century Investments in 2005 as a quantitative analyst and became a portfolio manager in 2008.  She has a bachelor’s degree in computer science from the University of Iasi, Romania, a master’s degree in mathematics from Florida State University and a master’s degree in financial engineering from the University of California at Berkeley.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation and their ownership of fund securities.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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